UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2010

CORN PRODUCTS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2010, Corn Products International, Inc. (the “Company”) completed its acquisition (the “Acquisition”) from Akzo Nobel N.V. (“AkzoNobel”) of certain business entities and assets comprising AkzoNobel’s specialty starches business, commonly known as “National Starch” (“National Starch”) for $1.3 billion in cash, subject to certain post-closing adjustments.

A portion of the funds used to pay the purchase price under the Sale Agreement was borrowings under the Company’s Revolving Credit Agreement, dated September 2, 2010, by and among the Company, certain lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Revolving Credit Agreement”).

A description of the Revolving Credit Agreement and the identities of the lenders pursuant thereto are contained in the Company’s Current Report on Form 8-K filed on September 9, 2010.

Item 7.01 Regulation FD Disclosure.

On October 1, 2010, the Company issued a press release announcing the completion of the Acquisition.  A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements for National Starch called for by Item 9.01(a) were included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2010.

(b) Pro Forma Financial Information.

The unaudited pro forma information reflecting Corn Products’ Acquisition of National Starch is incorporated by reference to pages S-19 through S-30 of the Company’s Prospectus Supplement filed September 16, 2010, SEC File No. 1-13397.

(d) Exhibits.

Exhibit No.	Exhibits

99.1	Unaudited pro forma financial information (incorporated by reference to pages S-19 through S-30 of the Company’s Prospectus Supplement filed September 16, 2010, SEC File No. 1-13397).

99.2	Press Release issued on October 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.

Date: October 5, 2010	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Unaudited pro forma financial information (incorporated by reference to pages S-19 through S-30 of the Company’s Prospectus Supplement filed September 16, 2010, SEC File No. 1-13397).

99.2	Press Release issued on October 1, 2010.